Exhibit 99.1

 First Quarter 2015 Investor Presentation

 Forward Looking Statement   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’  anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted  litigation if actual results are different from management expectations. This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.    Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Current Footprint

Over 125 banking, lending, financial services and insurance offices



Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
Kosciusko
ALABAMA
GEORGIA
Jackson
Montgomery
MISSISSIPPI
40
40
24
65
75
20
55
20
65
75
65



Portfolio Loans
West
44%
North
28%
East
28%



Total Deposits
West
62%
North
16%
East
22%

RENASANT
CORPORATION

3

 Renasant Footprint – June 2010  Source: SNL Financial  5  Financial Highlights   Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion

 6  Market Expansion Experience Since 2010  De novo expansion:Columbus, MS  2010  De novo expansion:Montgomery, ALStarkville, MSTuscaloosa, AL  De novo expansion:Maryville, TNJonesborough, TN  FDIC-AssistedTransaction:Crescent Bank andTrustJasper, GAAssets: $1.0 billion  FDIC-AssistedTransaction:American TrustBankRoswell, GAAssets: $145 million  Trust Acquisition:RBC (USA) TrustUnitBirmingham, ALAssets: $680 million  Whole Bank Transaction:First M&F CorporationKosciusko, MSAssets: $1.6 billion  2011    2013    De novo expansion:Bristol, TNJohnson City, TN  2014  Whole Bank Transaction Announcement:Heritage Financial Group, Inc.Albany, GAAssets: $1.8 billion    2012

 7  New Markets / New Business Lines  * Commercial Banking Lines includes asset-based lending and equipment leasing groups

 Pending Merger with Heritage Financial Group, Inc. (HBOS)  8

 Transaction Terms  Consideration    100% stock (tax-free exchange)Fixed exchange ratio of 0.9266x        Implied Price Per Share    $27.00(1)        Aggregate Value    $257.9 million(1)(2)        Board Seats    One current member from HBOS to be added to RNST’s board of directors        Ownership    HBOS pro forma ownership will be approximately 21%        Required Approvals    Customary regulatory approvalFDIC approval with respect to certain FDIC loss-share agreements with HBOSRNST and HBOS shareholder approval        Expected Closing    Third quarter 2015  Based on RNST’s 20 day average closing price as of December 9, 2014 of $29.14Aggregate value includes the value of options, which will be settled in cash

 Transaction Multiples  Implied Price Per Share    $27.00(1)        Price / TBVPS    169%        Price / LTM Core EPS    19.6x        Price / 2016 EPS(2)    12.4x        Core Deposit Premium    10.9%        Premium to Current Price(3)    24.5%  Based on RNST’s 20 day average closing price as of December 9, 2014 of $29.14 and an exchange ratio of 0.9266xBased on analyst estimatesBased on HBOS closing price on December 9, 2014 of $21.69

Transaction Rationale

☑ **Strategically Advantageous**

- Provides additional scale with $1.8 billion in quality assets and a strong core deposit base
- Complementary cultures and strong ties to the community consistent with Renasant
- Ability to increase non-interest income through the enhancement of fee-based services
- Banking, mortgage and investment offices enhance existing footprint and provide initial entry point into several attractive markets:
  - Alabama
    - Auburn - Opelika
  - Georgia
    - Albany
    - Atlanta
    - Macon
    - Savannah
    - Statesboro
    - Valdosta
  - Florida
    - Ocala
    - Gainesville

RENASANT CORPORATION

11

Transaction Rationale

☑ Financially Attractive

- Immediately accretive to EPS, double-digit EPS accretion projected in 2016
- Tangible book value dilution expected to be earned back in under two (2) years[1]
- Estimated IRR of 20%
- Anticipated realization of significant expense synergies (20% of noninterest expense)
- Pro forma TCE ratio of approximately 6.8%
- Pro forma regulatory ratios remain above "well capitalized" guidelines

☑ Lower risk opportunity

- Extensive due diligence process completed
- Comprehensive review of loan and OREO portfolios
- Conservative credit mark coupled with large portion of previously acquired assets at fair value
- Unique acquisition of an acquisitive institution

(1) Tangible book value earn back utilizes the "crossover" or "standalone vs. pro forma" methodology (assumes all merger-related expenses are recognized at close)

RENASANT CORPORATION

12

Financial Impact of the Transaction

Assumptions

- Loan Mark (Non-acquired)
  - Credit: 3.98%
- OREO Mark (Non-acquired): 25%
- Cost Savings: 20%, 75% realized in 2015 and 100% realized in 2016 and thereafter
- No revenue enhancements assumed
- Pre-Tax Merger Expenses: $30 million (includes termination of ESOP and other employee benefit plans)
- Core Deposit Intangible: 1.0%, amortized sum-of-the-years digits over 10 years
- Retain all FDIC loss share agreements
- Closing: Q3 2015

Attractive Returns

- Immediately accretive to EPS
- Double-digit EPS accretion projected in 2016
- Tangible book value dilution expected to be earned back in less than two years
- Estimated IRR of 20%

Pro Forma Capital

- Based on an anticipated Q3 2015 closing, pro forma capital ratios are expected to remain well in excess of "well capitalized" minimums at close
- Pro forma TCE ratio of approximately 6.88% at close and expected to exceed 7% within one year

RENASANT CORPORATION

13

 Strengthens Existing Southeast Footprint    Assets (2) $7.5 billionGross Loans (2) $5.2 billionDeposits (2) $6.1 billion   RNST Branches (123) HBOS Branches (38) (1) HBOS Mortgage Offices (7)        Source: SNL FinancialPro forma for pending HBOS branch acquisitionPro forma figures as of 9/30/2014, excluding purchase accounting adjustments    Pro Forma Highlights

Four Key Strategic Initiatives

Capitalize on Opportunities	• Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business
Enhance Profitability	• Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth
Aggressively Manage Problem Credits	• Identify problem assets and risks early • Quarantine troubled assets
Build Capital Ratios	• Selective balance sheet growth • Maintain dividend • Prudently manage capital

RENASANT CORPORATION

15

 Total Portfolio Loans      4Q11  1Q12  2Q12  3Q12  4Q12  1Q13  2Q13  3Q13  4Q13  1Q14  2Q14  3Q14  4Q14  Non-Acquired  $2,242  $2,282  $2,392  $2,540  $2,573  $2,594  $2,683  $2,794  $2,886  $2,948  $3,097  $3,165  $3,268  AcquiredCovered*  $339  $318  $290  $260  $237  $214  $201  $196  $182  $174  $167  $155  $143  Acquired M&F  -  -  -  -  -  -  -  $891  $813  $746  $694  $637  $577  Total Loans  $2,581  $2,600  $2,682  $2,800  $2,810  $2,808  $2,884  $3,881  $3,881  $3,867  $3,958  $3,957  $3,988  Non-acquired loans increased $382M or 13.2% on a Y-O-Y basisCovered loans declined $39M or 21% on a Y-O-Y basisCompany maintained strong pipelines throughout all markets which will continue to drive further loan growth   17  *Covered loans are subject to loss-share agreements with FDIC

 Diversified Loan Portfolio  Loans totaled $3.99B18% of portfolio is acquired and carried at fair valueOwner occupied/C&I loans comprise 35% of the non covered loan portfolio  18

   Cost of Funds 2.81%  $3.28B  $5.03B  Cost of Funds .45%  Transition To Core Funding   Non-interest bearing deposits represent 19% of deposits, up from 12% at year end 2008Time deposits totaling $248M at WAR of .79 bps will be maturing during 1Q15 with the current repricing rate between 35-40 bpsLess reliance on borrowed fundsBorrowed funds as a percentage of funding sources declined from 15% at year end 2008 to 3% at the end of 3Q13  19

   2011  2012  2013  1Q13  2Q13  3Q13  4Q13  1Q14  2Q14  3Q14  4Q14  Net Interest Income  129,077  133,338  106,533  33,381  34,404  38,748  50,668  49,971  52,169  50,473  50,016  Net Interest Margin  3.77%  3.94%  3.88%  3.89%  3.88%  3.86%  4.16%  4.04%  4.24%  4.12%  4.09%  Yield on Earning Assets  4.92%  4.67%  4.47%  4.51%  4.49%  4.42%  4.67%  4.53%  4.72%  4.58%  4.53%  Cost of Funds  1.11%  0.72%  0.59%  0.62%  0.60%  0.57%  0.51%  0.48%  0.48%  0.47%  0.45%  Net Interest Income and Net Interest Margin  20

 Diversified sources of noninterest incomeLess reliant on NSFOpportunities for growing Non Interest IncomeExpansion of Trust Division Wealth Management Services into larger, metropolitan marketsExpansions within our de novo operationsExpansion of the Mortgage Division within new marketsFees derived from higher penetration and usage of debit cards and deposit charges   *Non interest income excludes gains from securities transactions and gains from acquisitions  Sources of Non Interest Income*  21

 Noninterest Expense  Continued focus on managing noninterest expenses and improving efficiencyProvided resources for nine de novo expansions since 2010 Fluctuations in mortgage loan expense driven by higher mortgage productionOREO expense down approximately 34% Y-O-YIncurred merger related expenses during 2010, 2011, 2013 and 2014  22  *Excludes debt extinguishment penalties, amortization of intangibles and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income

Four Key Strategic Initiatives

Capitalize on Opportunities	• Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business
Enhance Profitability	• Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth
Aggressively Manage Problem Credits	• Identify problem assets and risks early • Quarantine troubled assets
Build Capital Ratios	• Selective balance sheet growth • Maintain dividend • Prudently manage capital

RENASANT CORPORATION

23

 Non Performing Assets Continue to Decline Both on a Linked Quarter and Y-O-Y Basis  34% of total NPAs are covered under FDIC loss shareNon-acquired NPAs approaching pre-credit cycle levels.  As a percentage of total assets   65   126   105  95   88   104   137   75   68   83  24    Non-Acquired  AcquiredCovered  AcquiredM&F  NPL’s  $20.2M  $24.2M  $10.7M  ORE  $17.1M  $ 6.4M  $11.0M  Total NPA’s  $37.3M  $30.6M  $21.7M   83    56   49   67   104   47   62   22   45   56   22   21   21   45   49   21   20   39   47   22    31   37

 *Ratios excludes loans and assets acquired in connection with the M&F acquisition or loss share transactions  Proactive in Providing Reserves for Problem Credit Resolution   Net charge-offs totaled $11.5 million (.29%) in 2014 compared to $7.0 million for 2013Provision for loan loss decreased 40% from $10.4 million in 2013 to $6.2 million in 2014.Covered loans declined $39 million or approximately 21% in 2014The allowance for loan loss to non acquired loans was 1.29%Coverage ratio* approximated 209%  Allowance for Loan Losses as % of Non-Acquired Loans*                                  2010  2011        2012        2013        2014        Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  2.07%  2.17%  2.18%  2.20%  1.98%  1.94%  1.87%  1.74%  1.72%  1.79%  1.75%  1.66%  1.65%  1.63%  1.53%  1.41%  1.29%  25

 Continued ImprovementNPLs and Early Stage Delinquencies(30-89 Days Past Due Loans)*  (65%) Decline in NPL’s since 1Q11  Loans 30-89 days past due have remained at the lowest level since 2006NPL’s to total loans were .62%  26  *Ratios excludes loans and assets acquired in connection with the M&F acquisition or loss share transactions

 Other Real Estate  OREO* totaled $28M at 4Q14Geographic segmentation*West TN $ 3.4MMS (Excluding DeSoto) 6.9MSouth MS 5.1MDeSoto 3.4M Mid TN 2.2MAL 5.6MGA .7MFL .7M  Changes in OREO           Non-Covered2013Year End  Non-Covered2014Year End  **Covered2014Y-T-D  Beginning Balance  $44,717  $39,945  $12,942  Additions  11,164  8,529  7,794  M&F  13,527  -  -  Impairments  (1,434)  (1,805)  (3,242)  Dispositions  (28,027)  (18,379)  (10,428)  Other  2  (186)  (698)  Ending Balance  $39,945  $28,104  $6,368  Amounts based on OREO not covered through the FDIC loss share agreement** Amounts based on OREO covered through the FDIC loss share agreement  27

Four Key Strategic Initiatives

Capitalize on Opportunities	• Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business
Enhance Profitability	• Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth
Aggressively Manage Problem Credits	• Identify problem assets and risks early • Quarantine troubled assets
Build Capital Ratios	• Selective balance sheet growth • Maintain dividend • Prudently manage capital

RENASANT CORPORATION
28

 Strong Capital Position  Capital  2008  2009  2010  2011  2012  1Q13  2Q13  3Q13  4Q13  1Q14  2Q14  3Q14  4Q14  Tangible Common Equity   5.87%  6.34%   6.76%  7.35%  7.71%  7.65%  7.66%  6.49%  6.64%  6.68%  7.00%  7.37%  7.52%  Leverage  8.34%  8.68%  8.97%  9.44%  9.86%  9.79%  9.83%  8.61%  8.68%  8.56%  8.91%  9.31%  9.53%  Tier 1 Risk Based  10.85%  11.12%  13.58%  13.32%  12.74%  12.86%  12.87%  11.34%  11.41%  11.55%  11.82%  12.28%  12.45%  Total Risk Based  12.10%  12.37%  14.83%  14.58%  14.00%  14.13%  14.14%  12.47%  12.58%  12.72%  12.96%  13.43%  13.54%  Maintained dividend throughout economic downturnRegulatory capital ratios are above the minimum for well-capitalized classificationExpected to remain “well capitalized” on a pro forma basis under the new Basel III standardsCapital level positions the Company for future growth and geographic expansionDid not participate in the TARP program  29

Poised for Growth with Added Shareholder Value



Nashville
Johnson City
Knoxville
TENNESSEE
Memphis
Chattanooga
Huntsville
Tupelo
Atlanta
Birmingham
Kosciusko
ALABAMA
GEORGIA
Jackson
Montgomery
MISSISSIPPI
40
24
65
75
20
55

- $5.8B franchise well positioned in attractive markets in the Southeast
- Pending merger with HBOS will add $1.8B in assets, $1.5B in deposits, $1.2B in loans and 37 branches
- Strategic focus on expanding footprint
  - Acquisition
  - De Novo
  - New lines of business
- Opportunity for further profitability improvement
  - Organic loan growth
  - Core deposit growth
  - Revenue growth
  - Declining credit costs
- Strong capital position
- Consistent dividend payment history

RENASANT CORPORATION

30

 Appendix  31

                                                                                                                   Montgomery              Huntsville  Birmingham    Entered Montgomery and Tuscaloosa markets in late Q3 ’11 with the hiring of an experienced management team well entrenched in the respective marketsBirmingham leads the state in the health care industry with an annual payroll of approximately $2.9 billion, followed by Huntsville with $998 million Unemployment rate of 5.8%; Ranked number 8 out of top 50 MSA’s Honda, Hyundai, Mercedes-Benz increasingly large presence Merger with First M&F will provide approximately $122 million in loans, $160 million in deposits and 4 branch locationsMerger with HBOS added approximately $90 million in loans, $141 million in deposits and 9 branches  Alabama    32  Deposit Market Share by County – Top 5 Presence in 4 of 9 counties  2  5  4  3  Deposit Market Share Rank    20    13    13    15    16  Alabama Deposit Market Share  Source: SNL FinancialRNST data pro forma for pending acquisition of Heritage Financial Group, Inc.Green highlighting denotes top 5 deposit market share in respective countyDeposit data as of 6/30/14   RNST Branches Acquired HBOS Branches

 Entered the North GA market through two FDIC loss share transactions12 full-service locations Expanded services include mortgage and wealth management personnelPending acquisition of Heritage Financial Group, Inc. ($1.7 billion in assets)20 full-service branches and 4 mortgage offices Significantly ramps up our mortgage divisionLegacy loans total $393 million at December 31, 201438% of the loans outstanding are covered under FDIC loss share agreementsGrowth in non-covered loans exceeded decline in covered loans by 85% YTDRecently established an asset based lending division headquartered in Atlanta  Georgia  33  Deposit Market Share by County – Top 5 Presence in 11 of 15 counties  1  7  3    1  3    5    2    4  3  4  5  4    9      Deposit Market Share Rank  18  11  28  14  16  10  13  Georgia Deposit Market Share                    Atlanta                                                                                                                                  Source: SNL FinancialRNST data pro forma for pending acquisition of Heritage Financial Group, Inc.Green highlighting denotes top 5 deposit market share in respective countyDeposit data as of 6/30/14                       RNST Branches Acquired Heritage Branches Heritage Mortgage Offices        Savannah   Albany

  Mississippi   34  Deposit Market Share by County – Top 5 Presence in 25 of 28 counties  1  5  Entered the Columbus, MS market in November 2010 and opened an office in Starkville, home of Mississippi State University, during late Q3 ‘11Columbus Air Force Base trains 1/3 of the nation’s pilots, with an economic impact of $250 millionYokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion. The Tupelo/Lee County Recently completed a $12 million aquatic center and a $4 million expansion of the Elvis Presley Birthplace and MuseumHosts one of the largest furniture markets in the U.S.Oxford, Tupelo and Columbus were noted by American Express as three of the best small towns in America for businessMerger with First M&F added approximately $671 million in loans, $1.1 billion in deposits and over 30 branches  2  1  2  6  2  7  4  2  Deposit Market Share Rank  5  3  2  2  2  3  3  5  3  3  2  2    3  4  4  4  3  10  Mississippi Deposit Market Share  Source: SNL FinancialRNST data pro forma for pending acquisition of Heritage Financial Group, Inc.Green highlighting denotes top 5 deposit market share in respective countyDeposit data as of 6/30/14

Tennessee

- Our Tennessee Operations
  - ✓ The Knoxville/Maryville MSA location opened in late Q2 '12
  - ✓ East Tennessee operations currently have 4 full-service branches, $178 million in loans and $102 million in deposits
  - ✓ New lending teams added in both Memphis and Nashville during 2013
  - ✓ Merger with First M&F provided approximately $55 million in loans, $36 million in deposits and 2 branches
  - ✓ Y-O-Y net loans grew 9% at the end of Q4 '14
- Tennessee ranked 7th best state to do business, per Area Development magazine
  - ✓ Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength
  - ✓ Unemployment rate continues to improve declining to 6.7% from 8.3% on a Y-O-Y basis.

Tennessee Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$17,312	14.2 %	250
2	First Horizon National Corp.	16,052	13.2	170
3	SunTrust Banks Inc.	12,202	10.0	154
4	Bank of America Corp.	8,238	6.8	59
5	Pinnacle Financial Partners Inc.	4,680	3.8	34
6	U.S. Bancorp	2,622	2.2	103
7	BB&T Corp.	2,500	2.1	52
8	First South Bancorp Inc.	1,844	1.5	46
9	Wells Fargo & Co.	1,790	1.5	19
10	Home Federal Bank of Tennessee	1,678	1.4	23
21	Renasant Corp.	848	0.7	15

Deposit Market Share by County – Top 5 Presence in 2 of 8 counties



12.0%
9.0%
6.0%
3.0%
0.0%
1.6%
1.4%
2.2%
1.8%
1.2%
0.5%
11.0%
0.8%
Davidson
Shelby
Blount
Washington
Sumner
Williamson
Crockett
Sullivan
Deposit Market Share Rank
11
14
10
14
18
24
4
3

- In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs
  - ✓ The Nashville housing sales increased 23.4% Y-O-Y
  - ✓ The median home price increased approximately 9% on a Y-O-Y, with average price/sq. ft. increasing 16%
- The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally
  - ✓ Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store to open in 2015
  - ✓ Electrolux has begun the hiring of some 1,200 workers from its expansion announcement in 2010



Knoxville
Nashville
Memphis
40
75
65

RENASANT CORPORATION

Source: SNL Financial
RNST data pro forma for pending acquisition of Heritage Financial Group, Inc.
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/14

35

 Heritage Financial Highlights  Company Profile    Bank Subsidiary  HeritageBank of the South  Headquarters  Albany, GA  Bank Established:  1955  Offices:  48  Top 5 Markets by Deposit Market Share:  Albany, GAOcala, FLStatesboro, GAAtlanta-Sandy Springs-Roswell, GASavannah, GA  Source: SNL Financial  Financial Highlights      2011  2012  2013  2014  Balance Sheet ($M)          Total Assets   1,090    1,098    1,381    1,706   Total Net Loans   561    677    900    1,237   Total Deposits   884    870    1,076    1,322   Tangible Common Equity   119    116    121    142             Profitability (%)          Core ROAA  0.20  0.58  0.78  0.64  Core ROAE  1.59  4.96  8.39  6.96  Net Interest Margin  3.57  5.35  5.24  4.70            Capital Ratios (%)          TCE / TA  10.99  10.65  8.79  8.38  Tier 1 Ratio  21.20  17.20  13.50  12.20  TRBC Ratio  22.40  18.40  14.50  13.00            Asset Quality (%)          NPAs / Assets  1.53  1.63  1.08  0.88  NCOs / Avg. Loans  0.83  0.18  0.24  0.04  LLRs / Gross Loans  1.32  1.32  0.98  0.80

 HBOS Deposit Market Share(1)    Albany, GA MSA    Statesboro, GA MSA    Savannah, GA MSA    Ocala, FL MSA  Includes top four MSAs where Heritage was ranked within the top ten based on depositsSource: SNL Financial; Deposit market share data as of 6/30/2014   37

 HBOS Mortgage Production  Total Production ($mm)  Refinance vs. Purchases (% of Total Production)  $99.3  $407.4  $1,023.0  Mortgage team started in 2012 and currently consists of 88 bankersHeadquartered in the attractive Buckhead market

 History of HBOS Growth  Transaction History  January 20, 2015, Heritage completed the acquisition of a branch in Norcross, GA including $37 million in loans and $107 million in deposits from The PrivateBank and Trust Company.On September 30, 2014, Heritage completed the acquisition of Alarion Financial Services Inc., a $276 million asset bank with 6 branches, headquartered in Ocala, FL. On March 8, 2013, Heritage assumed $212 million of deposits and purchased $181 million of assets of Frontier Bank in LaGrange, GA, from the FDIC.On August 19, 2011, Heritage assumed $170 million of deposits and purchased all ($175 million) of the assets of First Southern National Bank in Statesboro, GA, from the FDIC. Approximately $108 million in assets were covered under a loss share agreement with the FDIC.On February 18, 2011, Heritage assumed $204 million of deposits and purchased nearly all ($214 million) assets of Citizens Bank of Effingham from the FDIC. Approximately $153 million in assets were covered under a loss share agreement with the FDIC.On December 4, 2009, Heritage assumed all ($56 million) of deposits and purchased all ($59 million) assets of Tattnall Bank in Reidsville, GA from the FDIC.  Total Assets  Core Net Income & Core ROAA  ($ in millions)  ($ in thousands)

 Additional Information  Renasant and Heritage will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, HERITAGE AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and Heritage. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. Renasant, Heritage and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and Heritage in connection with the proposed merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 11, 2014. Information about the directors and executive officers of Heritage is included in the proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 25, 2014. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Investor Inquiries

RENASANT CORPORATION
209 TROY STREET
TUPELO, MS 38804-4827
PHONE: 1-800-680-1601
FACSIMILE: 1-662-680-1234
WWW.RENASANT.COM
WWW.RENASANTBANK.COM

E. Robinson McGraw
Chairman, President and
Chief Executive Officer

Kevin D. Chapman
Executive Vice President and
Chief Financial Officer

RENASANT CORPORATION
41